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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                  June 16, 2005

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                                 QORUS.COM, INC.
               (Exact name of registrant as specified in charter)


                                     Florida
         (State or other Jurisdiction of Incorporation or Organization)


           0-27551                                      65-0358792
    (Commission File Number)                  (IRS Employer Identification No.)

                         936A Beachland Boulevard, Suite
                                       13
                              Vero Beach, FL 32963
                         (Address of Principal Executive
                              Offices and zip code)

                                 (772) 231-7544
                             (Registrant's telephone
                          number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

         Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 8.01  Other Events

         Effective June 16, 2005, Qorus.com, Inc., a Florida corporation (the "Company"), Private Brands, Inc., a California corporation ("Private Brands"), and Tarrant Apparel Group, a California corporation ("Tarrant") mutually agreed to terminate the Letter of Intent previously entered into by the parties on April 25, 2005. Under the Letter of Intent, the Company was to acquire Private Brands from Tarrant in exchange for the Company's convertible preferred stock in such amount so that, immediately after giving effect to the acquisition, Tarrant would have owned in the aggregate 97% of the Company's issued and outstanding shares of common stock on a fully diluted and as-converted basis. The completion of the acquisition had been subject to the negotiation and execution of a definitive acquisition agreement, the delivery of U.S. GAAP financial statements by Private Brands, and the completion of certain financing by Private Brands.

         Reference is hereby made to the Current Report on Form 8-K dated April 25, 2005 filed by the Company on April 26, 2005 announcing the execution of the Letter of Intent, which is hereby incorporated by reference.

         The Company is a public "shell" company with nominal assets, whose sole business will be to identify, evaluate and investigate various companies with the intent that, if such investigation warrants, a reverse merger transaction be negotiated and completed pursuant to which the Company would acquire a target company with an operating business, with the intent of continuing the acquired company's business as a publicly held entity.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Qorus.com, Inc.
                                   (Registrant)


Date: June 17, 2005                By: /s/ Kevin R. Keating
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                                       Kevin R. Keating, President and Secretary